Goodwill and Intangible assets - Schedule of Estimated Amortization Expense Related to the Existing Intangible Assets (Details) (Details) - Dec. 31, 2022 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
For the year ending December 31, 2023	¥ 6,192	$ 898
2024	4,378	635
2025	3,805	552
2026	3,790	549
2027	¥ 1,490	$ 216